Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events	Subsequent events
After the date of the balance sheet through the date of issuance of these consolidated financial statements, 3,625,000 Class B shares were converted into 3,625,000 Class A shares consistent with the conversion ratio discussed in Note 13 - Stockholders' equity. Furthermore, 2,614,550 Class A shares were issued as a result of options exercised and RSUs released.
On January 7, 2021, our €50.0 million uncommitted credit facility with Bank of America Merrill Lynch International Ltd. was cancelled by the lender.
On January 12, 2021, we acquired 100% of weekengo GmbH ("Weekengo") shares and the related domain for €7.4 million cash consideration pursuant to an agreement dated December 23, 2020. Weekengo is a company based in Germany that operates the online travel search website “weekend.com”, which specializes in optimizing the delivery of search results for direct flights and hotel packages with a short-trip focus. A portion of the purchase consideration amounting to €3.0 million was paid in December 2020 as partial fulfillment of closing conditions, and this amount has been included in prepaid expenses and other current assets on the consolidated balance sheets as of December 31, 2020.
The acquisition qualifies as a business combination and will be accounted for using the acquisition method of accounting. Due to the close proximity of the acquisition date and the filing of our annual report on Form 20-F for the year ended December 31, 2020, the initial accounting for the business combination is incomplete, and therefore it is impracticable for us to provide the amounts recognized as of the acquisition date for assets acquired, liabilities assumed and goodwill. If Weekengo had been included in the consolidated results of the Company for the entire years ended December 31, 2019 and December 31, 2020, the unaudited proforma consolidated revenue of the combined entity would have increased by €0.5 million and €0.4 million, respectively. It is impracticable for us to provide pro forma earnings of the combined entity at this time.
The sale of our minority interest in myhotelshop closed on January 28, 2021. As a result of the conclusion of the sale, we derecognized the remaining equity method investment of €70 thousand on our consolidated balance sheet and we will no longer consider myhotelshop a related party.
On January 29, 2021, we entered into an amendment to the operating lease agreement for office space in our corporate headquarters, whereby the landlord agreed to grant us partial termination of the lease related to certain floor spaces from January 1, 2021 for a penalty of €6.7 million, and from May 31, 2023 for a penalty of €2.3 million. The amendment will be treated as a modification to the existing lease agreement with an effective date of January 29, 2021 and the termination penalties will be expensed over the remaining lease term. As part of the amendment, we will receive €7.6 million from the landlord as compensation for the transfer of long-lived assets related to the terminated floor space and €2.6 million as settlement of prior claims for defects in the leased office space. As a result of this lease modification, we will record a significant decrease in the carrying amounts of right-of-use assets and related operating lease liabilities that is expected to result in a gain or loss.
In January 2021, we entered into a marketing sponsorship agreement, which includes a commitment of approximately €23.2 million for the next three years in return for various marketing rights beginning July 1, 2021. The first contractual installment of €4.0 million was paid in January 2021.
On March 2, 2021, our supervisory board amended the trivago N.V. 2016 Omnibus Incentive Plan to increase the maximum number of Class A shares available for issuance from 34,711,009 to 59,635,698 Class A shares.